OPERATIONS IN TURKMENISTAN	12 Months Ended
Dec. 31, 2011
OPERATIONS IN TURKMENISTAN
OPERATIONS IN TURKMENISTAN

4. OPERATIONS IN TURKMENISTAN

        In December 2010 the Group suspended its operations in Turkmenistan following a notice received from the Ministry of Communications of Turkmenistan informing of a decision to suspend licenses held by BCTI, the Group's wholly-owned subsidiary in Turkmenistan, for a period of one month starting from December 21, 2010. On January 21, 2011, the period of license suspension expired, however, permission to resume operations was not granted.

        The Group conducted operations in Turkmenistan under a trilateral agreement signed in November 2005 by BCTI, MTS OJSC and the Ministry of Communications of Turkmenistan which expired on December 21, 2010, unless extended pursuant to its terms and conditions. In accordance with certain provisions of this agreement, BCTI shared net profits derived from its operations in the country with the Ministry of Communications of Turkmenistan. The amount of shared net profit was calculated based on the financial statements prepared in accordance with local accounting principles subject to certain adjustments. Under the terms of the agreement, BCTI shared 20% of its net profit commencing December 21, 2005. The Group at all times believed that the agreement would be extended and approached the Ministry of Communications within the required timeframe to formalize the extension. However, the Ministry of Communications failed to extend the agreement in accordance with its terms.

        Following the decision to suspend licenses, Turkmenistan government authorities took further steps, including unilateral termination of interconnect agreements between BCTI and state-owned telecom operators, to prevent the Group from providing services to its customers.

        The Group initiated a number of proceedings against Turkmenistan government authorities and state-owned telecom operators to defend its legal rights. On December 21, 2010 BCTI filed three requests for arbitration with the International Court of Arbitration of the International Chamber of Commerce ("ICC") against the Ministry of Communications of Turkmenistan and several state-owned telecom operators requesting specific performance on the respective agreements and compensation of damages. Later sovereign state Turkmenistan was joined as the respondent in the proceedings against Ministry of Communications of Turkmenistan.

        On January 21, 2011 MTS sent a formal notice to the Government of Turkmenistan requesting to resolve the dispute through negotiations and notifying it of MTS' intention to file a claim pursuant to the provisions of the Bilateral Investment Treaty between the Russian Federation and Turkmenistan. The dispute was not resolved through negotiations and, accordingly, on 1 September 2011 MTS filed a claim against Turkmenistan in the International Centre for the Settlement of Investment Disputes ("ICSID"). On 5 October 2011 the claim was registered by the ICSID Secretariat.

        Considering the adverse impact of such circumstances on the Group's ability to conduct operations in Turkmenistan, the Group determined that all of its long-lived assets attributable to Turkmenistan were impaired and recorded an impairment charge of $119.6 million in the consolidated statement of operations for the year ended December 31, 2010. The Group also assessed the recoverability of the subsidiary's current assets and provided for or wrote down those current assets which were considered to be impaired. The total effect of impairment charges on the Group's statement of operations for the year ended December 31, 2010 is as follows:

Impairment of long-lived assets	$119,580
Provision for doubtful accounts	11,462
General and administrative expenses	4,280
Other operating expenses	2,500

$137,822